Exhibit 10.80

AMENDMENT

AMENDMENT, dated as of January 31, 2003 (this “Amendment”), under (i) the Guarantee (the “2000B Guarantee”) and the Credit Agreement (the “2000B Credit Agreement”), as defined in the Participation Agreement, dated as of October 27, 2000 (as the same may have been, amended, supplemented or otherwise modified from time to time, the “2000B Participation Agreement”), among Hanover Compression Limited Partnership (formerly known as Hanover Compression Inc., “HCC”), Hanover Equipment Trust 2000B, (the “2000B Lessor”), Bank Hapoalim B.M. and FBTC Leasing Corp., as investors, the lenders parties thereto (the “2000B Lenders”), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), a New York banking corporation, as the administrative agent for the 2000B Lenders (the “Administrative Agent”), and the other parties thereto, (ii) the Guarantee (the “2000A Guarantee”) and the Credit Agreement (the “2000A Credit Agreement”), as defined in the Participation Agreement, dated as of March 13, 2000 (as the same may have been, amended, supplemented or otherwise modified from time to time, the “2000A Participation Agreement”), among HCC, Hanover Equipment Trust 2000A (the “2000A Lessor”), First Union National Bank and Scotiabanc Inc., as investors, the lenders parties thereto (the “2000A Lenders”), the Administrative Agent, as agent for the 2000A Lenders, and the other parties thereto, (iii) the Guarantee (the “1999 Guarantee”) and the Credit Agreement (the “1999 Credit Agreement”), as defined in the Participation Agreement, dated as of June 15, 1999 (as the same may have been, amended, supplemented or otherwise modified from time to time, the “1999 Participation Agreement”), among HCC, Hanover Equipment Trust 1999A (the “1999 Lessor”), Societe Generale Financial Corporation and FBTC Leasing Corp., as investors, the lenders parties thereto (the “1999 Lenders”), the Administrative Agent, as agent for the 1999 Lenders, and the other parties thereto, and (iv) the Credit Agreement (as the same may have been, amended, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”), dated as of December 15, 1997, as amended and restated on December 3, 2001, among Hanover Compressor Company (“Holdings”), HCC, the Administrative Agent and the lenders parties thereto (the “Senior Credit Lenders”). The 2000B Participation Agreement, the 2000A Participation Agreement and the 1999 Participation Agreement are collectively hereinafter referred to as the “Participation Agreements”. The 2000B Guarantee, the 2000A Guarantee and the 1999 Guarantee are collectively hereinafter referred to as the “Synthetic Guarantees”, and the 2000B Credit Agreement, the 2000A Credit Agreement and the 1999 Credit Agreement are collectively referred to herein as the “Synthetic Credit Agreements”.

WITNESSETH:

WHEREAS, Holdings and HCC have requested that the Administrative Agent and the Required Lenders under each of the Synthetic Guarantees and the Senior Credit Agreement amend certain of the provisions of each of the Synthetic Guarantees and the Senior Credit Agreement; and

WHEREAS, the Administrative Agent and the Required Lenders under each of the Synthetic Guarantees and the Senior Credit Agreement are agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

I. Defined Terms. As used in this Amendment, terms defined in the preamble hereof and the recitals hereto are used herein as so defined, and terms defined in any of the Participation Agreements, the Synthetic Guarantees and the Senior Credit Agreement and not defined herein are used herein as therein defined.

II. Amendments to the Senior Credit Agreement, the Synthetic Guarantees and Annex A of the Participation Agreements.

1. Amendments to Subsection 1.1 of the Senior Credit Agreement. (a) Subsection 1.1 of the Senior Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

“Security Documents”: the collective reference to (a) the Guarantee and Collateral Agreement and (b) other security documents hereafter delivered to the Administrative Agent or any collateral agent therefor, granting a Lien on any property of any Person to secure the obligations and liabilities of Holdings or any of its Subsidiaries under any Loan Document.

(b) Subsection 1.1 of the Senior Credit Agreement is hereby amended by deleting therefrom the following defined term and substituting in place thereof the following new definition:

“Loan Documents”: this Agreement, the Security Documents, the Applications and the Guarantees and any amendment, waiver, supplement or other modification to any of the foregoing.

(c) Subsection 1.1 of the Senior Credit Agreement is hereby amended by deleting clause (c) of the definition of Permitted Business Acquisition in its entirety and inserting a new clause (c) to read as follows:

(c) such acquired or newly formed corporation, partnership, association or other business entity shall be a Subsidiary and all actions required to be taken, if any, with respect to such acquired or newly formed Subsidiary under the Guarantee and Collateral Agreement shall have been taken,

(d) Subsection 1.1 of the Senior Credit Agreement is hereby amended by adding a new sentence at the end of the definition of Permitted Business Acquisition to read as follows:

The Lenders acknowledge that (a) the equity investments and advances listed on Schedule 8.10 constitute Permitted Business Acquisitions, and (b) to the extent that any such equity investments or advances listed on such Schedule 8.10 constitute Indebtedness, the creation, incurrence, assumption or sufferance to exist of such Indebtedness is in compliance with the provisions of Section 8.2 hereof.

2. Amendment to Annex A to each of the Participation Agreements. (a) Annex A to each of the Participation Agreements are hereby amended by adding a new sentence at the end of the definition of Permitted Business Acquisition to read as follows:

The Lenders acknowledge that (a) the equity investments and advances listed on Schedule 11.10 of the Guarantee constitute Permitted Business Acquisitions, and (b) to the extent that any such equity investments or advances listed on such Schedule 11.10 of the Guarantee constitute Indebtedness, the creation, incurrence, assumption or sufferance to exist of such Indebtedness is in compliance with the provisions of Section 11.2 of the Guarantee.

(b) Annex A of each of the Participation Agreements is hereby amended by deleting therefrom the following defined term and substituting in place thereof the following new definition:

“Security Documents” shall mean the collective reference to the Security Agreement, the Guarantee and Collateral Agreement, the Lease, the Assignment of Lease and all other security documents hereafter delivered to the Agent or any collateral agent therefor granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessor under the Credit Agreement and/or under any of the other Credit Documents or to secure any guarantee of any such obligations and liabilities.

(c) Annex A of each of the Participation Agreements is hereby amended by (i) deleting the word “and” from the end of clause (j) of the definition of Operative Agreements, (ii) deleting the period at the end of clause (k) of the definition of Operative Agreements and inserting “; and” in lieu thereof and (iii) inserting a new clause (l) to the definition of Operative Agreements to read as follows:

(l) the Guarantee and Collateral Agreement.

3. Amendments to Subsection 1.1 of the Senior Credit Agreement and Annex A of each of the Participation Agreements. (a) Subsection 1.1 of the Senior Credit Agreement and Annex A to each of the Participation Agreements is hereby amended by (i) deleting the phrase “recomputed as at the last day of the most recently ended fiscal quarter of Holdings as if such acquisition had occurred on the first day of each relevant period for testing such compliance” and replacing it with “computed as at the last day of the fiscal quarter most recently ended prior to delivery of the certificate required pursuant to this clause (i)” where it appears in clause (d)(i) of the definition of Permitted Business Acquisition therein, (ii) inserting the phrase “concurrently with the delivery of each certificate of a Responsible Officer pursuant to subsection 7.2(b) hereof” immediately after the phrase “an officers’ certificate to such effect” where it appears in clause (d)(i) of the definition of Permitted Business Acquisition therein and (iii) inserting the phrase “,concurrently with the delivery of each certificate of a Responsible Officer pursuant to subsection 7.2(b) hereof,” immediately after the word “Agent” where it appears in clause (e) of the definition of Permitted Business Acquisition therein.

(b) Subsection 1.1 of the Senior Credit Agreement and Annex A to each of the Participation Agreements are hereby amended by adding the following defined term in proper alphabetical order:

“Capital Expenditures”: for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

“Collateral”: all property of Holdings and its Subsidiaries, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

“Excluded Unqualified Subsidiary”: any Unqualified Subsidiary not organized under a jurisdiction of the United States in respect of which either (a) the pledge of all of the Capital Stock of such Subsidiary as Collateral or (b) the guaranteeing by such Subsidiary of the Obligations, or the pledging of assets by such Subsidiary to secure the Obligations, would, in the good faith judgment of Holdings, result in adverse tax consequences to Holdings.

“Guarantee and Collateral Agreement”: the Guarantee and Collateral Agreement to be executed and delivered by Holdings and each Subsidiary Guarantor, substantially in the form of Exhibit E hereto, as amended pursuant to Section 18 of the Amendment dated as of January 31, 2003 to this Agreement.

“2003 Amendment Effective Date”: December 31, 2002.

4. Amendment to Subsection 7.2 of the Senior Credit Agreement and Subsection 10.2 of the Synthetic Guarantees. Subsection 7.2(b) of the Senior Credit Agreement and Subsection 10.2(b) of each of the Synthetic Guarantees is hereby amended by (i) adding the phrase “(i)” immediately after the phrase “Responsible Officer” and (ii) adding the following at the end thereof and before the semicolon:

and (ii) setting forth (a) the aggregate Investments made by Holdings and its Qualified Subsidiaries in Unqualified Subsidiaries as of the last day of the most recently ended fiscal quarter and (b) in reasonable detail the types and amounts of Investments made by Holdings and its Qualified Subsidiaries in Unqualified Subsidiaries for such most recently ended fiscal quarter

5. Amendments to Section 7 of the Senior Credit Agreement and Section 10 of each of the Synthetic Guarantees. (a) Subsection 7.9 of the Senior Credit Agreement is hereby amended by deleting such Subsection in its entirety and inserting “7.9 Intentionally Deleted” in lieu thereof.

(b) Subsection 10.9 of each of the Synthetic Guarantees is hereby amended by deleting such Subsection in its entirety and inserting “10.9 Intentionally Deleted” in lieu thereof.

(c) Section 7 of the Senior Credit Agreement is hereby amended by adding a new Subsection 7.10 to read as follows:

7.10 Additional Collateral, etc. (a) With respect to any new Subsidiary (other than an Excluded Unqualified Subsidiary) created or acquired after the 2003 Amendment Effective Date by Holdings or any of its Qualified Subsidiaries (which, for the purposes of this paragraph (b), shall include any existing Subsidiary that ceases to be an Excluded Unqualified Subsidiary), promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by Holdings or any of its Subsidiaries, (ii) if requested by the Administrative Agent or the Required Lenders, deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Holdings or the relevant Subsidiary, and (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority security interest in the Collateral described in the Guarantee and Collateral Agreement with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent. The parties hereto acknowledge that the Guarantee and Collateral Agreement provides that each such Subsidiary shall be required to pledge its assets as provided therein but shall not be required to guarantee payment of obligations pursuant thereto unless (i) such Subsidiary guarantees payment of all or any portion of the Guaranteed Obligations, as defined in the 2001A Participation Agreement and the 2001B Participation Agreement, or (ii) such Subsidiary is requested to become a guarantor by the Administrative Agent or the Required Lenders.

(b) With respect to any new Excluded Unqualified Subsidiary created or acquired after the 2003 Amendment Effective Date by Holdings or any Subsidiary, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by Holdings or any Subsidiary that is not an Excluded Unqualified Subsidiary (provided that in no event shall more than 66% of the total outstanding voting Capital Stock of any such new Subsidiary be required to be so pledged), and (ii) if requested by the Administrative Agent or the Required Lenders, deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Holdings or the relevant Subsidiary, and take such other action as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Administrative Agent’s security interest therein.

(b) Section 10 of each of the Synthetic Guarantees is hereby amended by adding a new Subsection 10.10 to read as follows:

10.10 Additional Collateral, etc. (a) With respect to any new Subsidiary (other than an Excluded Unqualified Subsidiary) created or acquired after the 2003 Amendment Effective Date by Holdings or any of its Qualified Subsidiaries (which, for the purposes of this paragraph (b), shall include any existing Subsidiary that ceases to be an Excluded Unqualified Subsidiary), promptly (i) execute and deliver to the Agent such amendments to the Guarantee and Collateral Agreement as the Agent deems necessary or advisable to grant to the Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by Holdings or any of its Subsidiaries, (ii) if requested by the Agent or the Required Lenders, deliver to the Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Holdings or the relevant Subsidiary, and (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and (B) to take such actions necessary or advisable to grant to the Agent for the benefit of the Lenders a perfected first priority security interest in the Collateral described in the Guarantee and Collateral Agreement with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Agent. The parties hereto acknowledge that the Guarantee and Collateral Agreement provides that each such Subsidiary shall be required to pledge its assets as provided therein but shall not be required to guarantee payment of obligations pursuant thereto unless (i) such Subsidiary guarantees payment of all or any portion of the Guaranteed Obligations, as defined in the

2001A Participation Agreement and the 2001B Participation Agreement or (ii) such Subsidiary is requested to become a Guarantor by the Agent or the Required Lenders.

(b) With respect to any new Excluded Unqualified Subsidiary created or acquired after the 2003 Amendment Effective Date by Holdings or any Subsidiary, promptly (i) execute and deliver to the Agent such amendments to the Guarantee and Collateral Agreement as the Agent deems necessary or advisable to grant to the Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by Holdings or any Subsidiary that is not an Excluded Unqualified Subsidiary (provided that in no event shall more than 66% of the total outstanding voting Capital Stock of any such new Subsidiary be required to be so pledged), and (ii) if requested by the Agent or the Required Lenders, deliver to the Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Holdings or the relevant Subsidiary, and take such other action as may be necessary or, in the opinion of the Agent, desirable to perfect the Agent’s security interest therein.

6. Amendments to Subsection 8.1 of the Senior Credit Agreement and Subsection 11.1 of each of the Synthetic Guarantees. (a) Subsection 8.1(a) of the Senior Credit Agreement and Subsection 11.1(a) of each of the Synthetic Guarantees are hereby amended by inserting after the phrase “.65 to 1.0” the phrase “(or .70 to 1.0 for the fourth fiscal quarter of 2002 and for each fiscal quarter ending during fiscal year 2003)”.

(b) Subsection 8.1(c) of the Senior Credit Agreement and Subsection 11.1(c) of each of the Synthetic Guarantees are hereby amended by inserting after the phrase “4.0 to 1.0” the phrase “(or 4.50 to 1.0 for each period of four consecutive fiscal quarters ending during the fourth fiscal quarter of 2002 and the fiscal year 2003)”.

(c) Subsection 8.1(d) of the Senior Credit Agreement and Subsection 11.1(d) of each of the Synthetic Guarantees are hereby amended by inserting after the phrase “4.5 to 1.0” the phrase “(or 5.0 to 1.0 for each period of four consecutive fiscal quarters ending during the fourth fiscal quarter of 2002 and the fiscal year 2003)”.

(d) Subsection 8.1(e) of the Senior Credit Agreement and Subsection 11.1(e) of each of the Synthetic Guarantees are hereby amended by inserting after the phrase “2.5 to 1.0” the phrase “(or 2.25 to 1.0 for each period of four consecutive fiscal quarters ending during the fourth fiscal quarter of 2002 and the fiscal year 2003)”.

7. Amendment to Subsection 8.2 of the Senior Credit Agreement and Subsection 11.2 of each of the Synthetic Guarantees. (a) Subsection 8.2 of the Senior Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (o) thereof and deleting clause (p) thereof in its entirety and inserting the following in lieu thereof:

(p) Investments permitted to be made pursuant to subsection 8.10 in the form of Indebtedness; and

(q) unsecured Indebtedness not otherwise permitted by clauses (a)-(p) above not exceeding $125,000,000 in the aggregate at any time outstanding.

(b) Subsection 11.2 of each of the Synthetic Guarantees is hereby amended by (i) deleting the word “and” at the end of clause (o) thereof and deleting clause (p) thereof in its entirety and inserting the following in lieu thereof:

(p) Investments permitted to be made pursuant to subsection 11.10 in the form of Indebtedness; and

(q) unsecured Indebtedness not otherwise permitted by clauses (a)-(p) above not exceeding $125,000,000 in the aggregate at any time outstanding.

8. Amendments to Subsection 8.3 of the Senior Credit Agreement and Subsection 11.3 of each of the Synthetic Guarantees. (a) Subsection 8.3 of the Senior Credit Agreement is hereby amended by (i) deleting the clause (u) in its entirety, (ii) deleting the phrase “(v)” at the beginning of clause (v) thereof and replacing it with the phrase “(w)” and (iii) and inserting the following new clauses (u) and (v) to read as follows:

(u) Liens created pursuant to the Security Documents;

(v) Liens not otherwise permitted in clauses (a)-(u) above securing Indebtedness not exceeding $2,500,000 in the aggregate; and

(b) Subsection 11.3 of each of the Synthetic Guarantees are hereby amended by (i) deleting the clause (u) in its entirety, (ii) deleting the phrase “(v)” at the beginning of clause (v) thereof and replacing it with the phrase “(w)” and (iii) and inserting the following new clauses (u) and (v) to read as follows:

(u) Liens created pursuant to the Security Documents;

(v) Liens not otherwise permitted in clauses (a)-(u) above securing Indebtedness not exceeding $2,500,000 in the aggregate; and

9. Amendments to Subsection 8.6 of the Senior Credit Agreement and Subsection 11.6 of each of the Synthetic Guarantees. Subsection 8.6 of the Senior Credit Agreement and Subsection 11.6 of each of the Synthetic Guarantees are hereby amended by adding at the end of clause (h) thereof and before the semicolon the phrase:

provided (i) that each such sale or exchange is for fair market value and (ii) the aggregate fair market value of natural gas compressors so sold or exchanged after the 2003 Amendment Effective Date does not exceed $65,000,000

(b) Subsection 8.6 of the Senior Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (h), (ii) deleting the period from the end of clause (i) and inserting the phrase “; and” in lieu thereof and (iii) adding new clause (j) to read as follows:

(j) Asset sales made on or after the 2003 Amendment Effective Date consisting of sales of assets described on Schedule 8.6 hereto for fair market value.

(c) Subsection 11.6 of each of the Synthetic Guarantees is hereby amended by (i) deleting the word “and” from the end of clause (h), (ii) deleting the period from the end of clause (i) and inserting the phrase “; and” in lieu thereof and (iii) adding new clause (j) to read as follows:

(j) Asset sales made on or after the 2003 Amendment Effective Date consisting of sales of assets described on Schedule 11.6 hereto for fair market value.

10. Amendments to Subsection 8.8 of the Senior Credit Agreement and Subsection 11.8 of each of the Synthetic Guarantees. (a) Subsection 8.8 of the Senior Credit Agreement is hereby amended by adding at the end of clause (iii) thereof the following phrase:

less the aggregate amount of consideration paid by Holdings and its Subsidiaries to pay, prepay, redeem or purchase the 2001A Equipment Lease Securities and the 2001B Equipment Lease Securities pursuant to the last sentence of subsection 8.11; provided, that open market repurchases of Holdings common stock pursuant to this clause (iii) may only be made with the net cash proceeds of (i) asset sales permitted pursuant to subsection 8.6(j) or (ii) the issuance of additional Subordinated Debt

(b) Subsection 11.8 of each of the Synthetic Guarantees is hereby amended by adding at the end of clause (iii) thereof the following phase:

less the aggregate amount of consideration paid by Holdings and its Subsidiaries to pay, prepay, redeem or purchase the 2001A Equipment Lease Securities and the 2001B Equipment Lease Securities pursuant to the last sentence of subsection 11.11; provided, that open market repurchases of Holdings common stock pursuant to this clause (iii) may only be made with the net cash proceeds of (i) asset sales permitted pursuant to subsection 11.6(j) or (ii) the issuance of additional Subordinated Debt

11. Amendments to Subsection 8.10 of the Senior Credit Agreement and Subsection 11.10 of each of the Synthetic Guarantees. (a) Subsection 8.10 of the Senior Credit Agreement is hereby amended by (i) deleting the word “and” which appears at the end of clause (j), (ii) deleting the period from the end of clause (k) and inserting a “;” in lieu thereof and (iii) adding the following new clauses at the end thereof:

(l) Investments in Unqualified Subsidiaries listed in Schedule 8.10; and

(m) Payment, prepayment, redemption or purchase of any 2001A Equipment Lease Securities and 2001B Equipment Lease Securities permitted pursuant to the last sentence of subsection 8.11.

(b) Subsection 11.10 of each of the Synthetic Guarantees is hereby amended by (i) deleting the word “and” which appears at the end of clause (j), (ii) deleting the period from the end of clause (k) and inserting a “;” in lieu thereof and (iii) adding the following new clauses at the end thereof:

(l) Investments in Unqualified Subsidiaries listed in Schedule 11.10; and

(m) Payment, prepayment, redemption or purchase of any 2001A Equipment Lease Securities and 2001B Equipment Lease Securities permitted pursuant to the last sentence of subsection 11.11.

12. Amendments to Subsection 8.11 of the Senior Credit Agreement and Subsection 11.11 of each of the Synthetic Guarantees. (a) Subsection 8.11 of the Senior Credit Agreement is hereby amended by adding a new sentence at the end thereof to read as follows:

Notwithstanding the foregoing, Holdings and its Subsidiaries may pay, prepay, redeem or purchase the 2001A Equipment Lease Securities and the 2001B Equipment Lease Securities for aggregate consideration in an amount equal to $75,000,000 less the aggregate amount of consideration paid to make open market repurchases of shares of Holdings common stock in reliance on clause (iii) of Subsection 8.8; provided, that the payment, prepayment, redemption or purchase of any 2001A Equipment Lease Securities and 2001B Equipment Lease Securities pursuant to this sentence may only be made with the net cash proceeds of (i) asset sales permitted pursuant to subsection 8.6(j) or (ii) the issuance of additional Subordinated Debt.

(b) Subsection 11.11 of each of the Synthetic Guarantees is hereby amended by adding a new sentence at the end thereof to read as follows:

Notwithstanding the foregoing, Holdings and its Subsidiaries may pay, prepay, redeem or purchase the 2001A Equipment Lease Securities and the 2001B Equipment Lease Securities for aggregate consideration in an amount equal to $75,000,000 less the aggregate amount of consideration paid to make open market repurchases of shares of Holdings common stock in reliance on clause (iii) of Subsection 11.8; provided, that the payment, prepayment, redemption or purchase of any 2001 Equipment Lease Securities and 2001B Equipment Lease Securities pursuant to this sentence may only be made with the net cash proceeds of (i) asset sales permitted pursuant to subsection 8.6(j) or (ii) the issuance of additional Subordinated Debt.

13. Amendment to Section 8 of the Senior Credit Agreement and Section 11 of each of the Synthetic Guarantees. (a) Section 8 of the Senior Credit Agreement is hereby amended by adding a new Subsection 8.18 to read as follows:

8.18 Limitation on Capital Expenditures. Make or commit to make any Capital Expenditure to be incurred during fiscal year 2003, except Capital Expenditures of Holdings and its Subsidiaries in the ordinary course of business not exceeding $200,000,000.

(b) Section 11 of each of the Synthetic Guarantees is hereby amended by adding a new Subsection 11.18 to read as follows:

11.18 Limitation on Capital Expenditures. Make or commit to make any Capital Expenditure to be incurred during fiscal year 2003, except Capital Expenditures of Holdings and its Subsidiaries in the ordinary course of business not exceeding $200,000,000.

14. Amendment to Section 9 of the Senior Credit Agreement. (a) Section 9 of the Senior Credit Agreement is hereby amended by deleting clauses (d) and (e) in their entirety and adding the following in lieu thereof:

(d) Holdings shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section 9) and such default shall continue unremedied for a period of 30 days; or

(e) The Subsidiaries’ Guarantee, the Holdings Guarantee or any of the Security Documents shall, at any time, cease to be in full force and effect (unless released by the

Administrative Agent or any collateral agent therefor) or shall be declared null and void, or the validity or enforceability thereof shall be contested by any Credit Party or any Lien created by any of the Security Document shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

15. Amendments to Section 11 of the Senior Credit Agreement and Section 12 of each of the Synthetic Guarantees. (a) Subsection 11.1 of the Senior Credit Agreement is hereby amended by inserting after the phrase “Loan Documents,” in clause (b) thereof the phrase “or release all or substantially all of the Collateral or release all of substantially all of the Guarantors from their obligations under either the Guarantee and Collateral Agreement”.

(b) Section 11 of the Senior Credit Agreement is hereby amended by adding the following new Subsections to read as follows:

11.19 Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 11.1) to take any action requested by Holdings having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Subsection 11.1 or (ii) under the circumstances described in paragraph (b) below.

(b) At such time as the Loans, the Reimbursement Obligations and the other obligations under the Loan Documents shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

11.20 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this subsection, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Holdings or any of is Subsidiaries and its respective obligations, (g) with the consent of Holdings or any of is Subsidiaries or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this subsection or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than Holdings or any of its Subsidiaries. For the purposes of this Section, “Information” means all information received from Holdings or any of its Subsidiaries relating to Holdings or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by Holdings or any of its Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this subsection shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding anything herein to the contrary, any party to this Agreement (and any employee, representative, or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the structure and tax aspects of the transactions contemplated by this Agreement, and all materials of any kind (including opinions or other tax analyses) related to such structure and tax aspects. Further, each party hereto acknowledges that it has no proprietary rights to any tax matter or tax idea related to the transactions contemplated by this Agreement.

(c) Section 12 of each of the Synthetic Guarantees is hereby amended by adding the following new Subsections to read as follows:

12.14 Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Credit Document, the Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 12.4) to take any action requested by Holdings having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Credit Document or that has been consented to in accordance with Subsection 12.4 or (ii) under the circumstances described in paragraph (b) below.

(b) At such time as the Loans and the other obligations under the Credit Documents shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

12.15 Confidentiality. Each of the Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to any Operative Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to any Operative Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this subsection, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under any Operative Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Holdings or any of is Subsidiaries and its respective obligations, (g) with the consent of Holdings or any of is Subsidiaries or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this subsection or (ii) becomes available to the Agent or any Lender on a nonconfidential basis from a source other than Holdings or any of its Subsidiaries. For the purposes of this Section, “Information” means all information received from Holdings or any of its Subsidiaries relating to Holdings or its business, other than any such information that is available to the Agent or any Lender on a nonconfidential basis prior to disclosure by Holdings or any of its Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this subsection shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding anything herein to the contrary, any party to this Agreement (and any employee, representative, or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the structure and tax aspects of the transactions contemplated by this Agreement, and all materials of any kind (including opinions or other tax analyses) related to such structure and tax aspects. Further, each party hereto acknowledges that it has no proprietary rights to any tax matter or tax idea related to the transactions contemplated by this Agreement.

16. Amendment to Annex A of the Senior Credit Agreement and Annex B of each of the Participation Agreements. (a) Annex A of the Senior Credit Agreement is hereby amended by deleting the pricing grid contained therein in its entirety and inserting the following in lieu thereof:

PRICING GRID

Revolving Credit Facility

Consolidated Leverage Ratio	Applicable Margin-Eurocurrency Loans	Applicable Margin-Base Rate Loans	Applicable Commitment Fee Rate
>4.5 to 1.0	2.50%	1.50%	0.500%
<=4.5 to 1.0 and >4.0 to 1.0	2.25%	1.25%	0.500%
<=4.0 to 1.0 and >3.5.0 to 1.0	2.00%	1.00%	0.500%
<=3.5 to 1.0 and >3.0 to 1.0	1.75%	.750%	.375%
<=3.0 to 1.0 and >2.0 to 1.0	1.50%	.500%	.300%

<=2.0 to 1.0 and >1.0 to 1.0	1.25%	.250%	.300%
<=1.0 to 1.0	1.00%	0%	.250%

Changes in the Applicable Margin or in the Applicable Commitment Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on each date which is the start of the succeeding fiscal quarter (each, an “Adjustment Date”) for which an Applicable Margin Certificate of Holdings is delivered to the Lenders pursuant to Section 7.2(f) (but in any event not later than the 45th day after the end of each of each quarter of each fiscal year) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any Applicable Margin Certificate referred to above is not delivered within the time periods specified above, then the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 5.0 to 1.0. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the Pricing Grid shall apply. Each determination of the Consolidated Leverage Ratio pursuant to this Pricing Grid shall be made for the periods and in the manner contemplated by Section 8.1(d).

(b) Annex B to each of the Participation Agreements is hereby amended by deleting the pricing grid contained therein in its entirety and inserting the following in lieu thereof:

PRICING GRID

Participation Agreement

Consolidated Leverage Ratio	Applicable Margin-Eurocurrency Loans	Applicable Margin-Base Rate Loans	Applicable Commitment Fee Rate
>4.5 to 1.0	2.50%	1.50	0.500%
<=4.5 to 1.0 and >4.0 to 1.0	2.25%	1.25	0.500%
<=4.0 to 1.0 and >3.5.0 to 1.0	2.00%	1.00	0.500%
<=3.5 to 1.0 and >3.0 to 1.0	1.75%	.750%	.375%
<=3.0 to 1.0 and >2.0 to 1.0	1.50%	.500%	.300%
<=2.0 to 1.0 and >1.0 to 1.0	1.25%	.250%	.300%
<=1.0 to 1.0	1.00%	0%	.250%

Changes in the Applicable Margin or in the Applicable Commitment Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on each date which is the start of the succeeding fiscal quarter (each, an “Adjustment Date”) for which an Applicable Margin Certificate of Holdings is delivered to the Lenders pursuant to

Section 10.2(f) (but in any event not later than the 45th day after the end of each of each quarter of each fiscal year) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any Applicable Margin Certificate referred to above is not delivered within the time periods specified above, then the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 5.0 to 1.0. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the Pricing Grid shall apply. Each determination of the Consolidated Leverage Ratio pursuant to this Pricing Grid shall be made for the periods and in the manner contemplated by Section 11.1(d).

17. Effectiveness of Pricing. Any changes in pricing effected by this Amendment shall be effective as of the 2003 Effective Date.

18. Addition of Schedules. The Senior Credit Agreement is hereby amended by adding thereto Schedules 8.6 and 8.11 attached hereto, and each of the Synthetic Guarantees is amended by adding thereto Schedules 11.6 and 11.11 attached hereto.

19. Lien for Certain Equipment Guarantee Obligations. On or prior to February 14, 2003, the Guarantee and Collateral Agreement shall be amended and restated (the “Amended Guarantee and Collateral Agreement”) in a manner satisfactory to the Administrative Agent to provide for the following:

(i) The obligations of the Credit Parties under the Synthetic Guarantees (excluding the 2001A Guarantee and the 2001B Guarantee) shall be secured equally and ratably with each other and with the HCC Obligations (as currently defined in the Guarantee and Collateral Agreement) and the guarantees thereof by the Collateral under the Guarantee and Collateral Agreement.

(ii) JPMorgan Chase Bank will be appointed as collateral agent under the Guarantee and Collateral Agreement for the Lenders under the Senior Credit Agreement and the Synthetic Guarantees (excluding the 2001A Guarantee and the 2001B Guarantee) pursuant to its customary agency, indemnity and standard of care provisions

20. Effectiveness. This Amendment shall become effective (the “Effective Date”) upon fulfillment of the following conditions precedent: (a) Holdings and HCC shall have delivered to the Administrative Agent duly executed copies of this Amendment and the Guarantee and Collateral Agreement, (b) the Administrative Agent shall have received duly executed copies of this Amendment from the Required Lenders under each of the Senior Credit Agreement and the Synthetic Guarantees, (c) Holdings and HCC shall have paid all fees due in connection with this Amendment and (d) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment.

21. Representations and Warranties. Holdings and HCC hereby represent and warrant that the representations and warranties contained in each of the Senior Credit Agreement, the Loan Documents and the Operative Agreements (as defined in each of the Synthetic Guarantees) will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof (except those which expressly speak as of a certain date).

22. Continuing Effect of the Senior Credit Agreement, Participation Agreements and Operative Agreements. This Amendment shall not constitute an amendment or waiver of any other provision of the Senior Credit Agreement, the Loan Documents or the Operative Agreements not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of HCC, Holdings, the 2000B Lessor, the 2000A Lessor or the 1999 Lessor that would require a waiver or consent of the Administrative Agent and/or the 2000B Lenders, the 2000A Lenders or the 1999 Lenders. Except as expressly amended hereby, the provisions of each of the Senior Credit Agreement, the Loan Documents and the Operative Agreements are and shall remain in full force and effect.

23. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

24. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

25. Expenses. Holdings and HCC agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

HANOVER COMPRESSOR COMPANY

By:	/S/ MARK S. BERG
Name: Mark S. Berg Title: Senior Vice President

HANOVER COMPRESSION LIMITED PARTNERSHIP

By:	/S/ MARK S. BERG
Name: Mark S. Berg Title: Senior Vice President

JPMORGAN CHASE BANK, as Administrative Agent

By:	/S/ BETH LAWRENCE
Name: Beth Lawrence Title: Managing Director

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

ARAB BANKING CORPORATION
[LENDER]

By:	/S/ ROBERT J. IVOSEVICE Title: Deputy General Manager

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

DZ BANK AG Deutsche Zentral-Genossenschaftsbank, New York Branch

By:	/S/ WILLIAM J. PROCASKY Name: William J. Procasky Title: Vice President

By:	/S/ MARK K. CONNELLY Name: Mark K. Connelly Title: Vice President

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

BANK OF SCOTLAND
[LENDER]

By:	/S/ JOSEPH FRATUS Name: Joseph Fratus Title: First Vice President

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

RZB FINANCE LLC

By:	/S/ PEARL GEFFERS Name: Pearl Geffers Title: First Vice President

By:	/S/ FRANK J. YAUTZ Name: Frank J. Yautz Title: First Vice President

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

FBTC LEASING CORP.

By:	/S/ KAZUEKI KITABATEKE Name: Kazueki Kitabateke Title: Executive Vice President

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/S/ ILLEGIBLE SIGNATURE Name: Title: Director

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

MIZUHO CORPORATE BANK, HOUSTON OFFICE

By:	/S/ TORU MAEDA Name: Toru Maeda Title: General Manager Houston Office

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

BANK OF NOVA SCOTIA
[LENDER]

By:	/S/ ILLEGIBLE SIGNATURE Name: Title: Managing Director

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

SUNTRUST BANK
[LENDER]

By:	/S/ JOSEPH M. MCCREARY Name: Joseph M. McCreary Title: Vice President

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

CITIBANK, N.A.

By:	/S/ DOUGLAS A. WHIDDON Name: Douglas A. Whiddon Title: Attorney-in-Fact

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

NATEXIS BANQUES POPULAIRES
[LENDER]

By:	/S/ RENAUD J. D’HERBES Name: Renaud J. d’Herbes Title: Senior Vice President and Regional Manager

By:	/S/ TIMOTHY L. POLVADO Name: Timothy L. Polvado Title: Vice President and Group Manager

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

CREDIT SUISSE FIRST BOSTON

By:	/S/ JAMES P. MORAN Name: James P. Moran Title: Director

By:	/S/ IAN W.NALITT Name: Ian W. Nalitt Title: Associate

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/S/ DAVID HUMPHREYS Name: David Humphreys Title: Vice-President

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

BANKONE, NA (MAIN OFFICE CHICAGO)
[LENDER]

By:	/S/ DIANE L. RUSSELL Name: Diane L. Russell Title: Director

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

NATIONAL CITY BANK

By:	/S/ ILLEGIBLE SIGNATURE Name: Title: Vice President

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

SCOTIABANC INC.
[LENDER]

By:	/S/ ILLEGIBLE SIGNATURE Name: Title: Managing Director

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

JPMORGAN CHASE BANK
[LENDER]

By:	/S/ BETH LAWRENCE Name: Beth Lawrence Title: Managing Director

HANOVER COMPRESSOR COMPANY AMENDMENT DATED AS OF JANUARY 31, 2003

SOCIETE GENERALE, as Lender

By:	/S/ SPENCER N. SMITH Name: Spencer N. Smith Title: Vice President

34